UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 18, 2006
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	000-49887 (Commission File Number)	980363970 (I.R.S. Employer Identification No.)

Mintflower Place 8 Par-La-Ville Road Hamilton, HM08 Bermuda (Address of principal executive offices)	N/A (Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On May 18, 2006, Nabors Industries, Inc. (the “Company”), a wholly owned subsidiary of Nabors Industries Ltd. (“Nabors”), and Nabors entered into a purchase agreement (the “Purchase Agreement”) under which the Company agreed to sell $2.5 billion aggregate principal amount of its 0.94% Senior Exchangeable Notes due 2011 (the “Notes”) to Citigroup Global Markets Inc. and Lehman Brothers Inc., (collectively, the “Initial Purchasers”). The Purchase Agreement gives the Initial Purchasers an option to purchase up to an additional $250 million of Notes. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by Nabors, are expected to be approximately $2.474 billion. The Notes are fully and unconditionally guaranteed by Nabors. A copy of the Purchase Agreement is attached hereto as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.
The closing of the sale of the Notes occurred on May 23, 2006. The Notes and Nabors’ common shares, par value $0.001 per share (the “Common Shares”), issuable in certain circumstances upon exchange of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
The Notes are governed by an indenture, dated as of May 23, 2006 (the “Indenture”), among the Company, Nabors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the descriptions of the Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and Notes, respectively.
The Notes will be exchangeable into cash and, if applicable, Nabors’ Common Shares based on an exchange rate of 21.8221 Nabors’ Common Shares per $1,000 principal amount of Notes (which is equal to an initial exchange price of approximately $45.83 per share) subject to adjustment, during the 30 calendar days ending at the close of business on the business day immediately preceding the maturity date and prior thereto only under the following circumstances: (1) during any calendar quarter (and only during such calendar quarter), if the closing price of Nabors’ Common Shares for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is more than 130% of the applicable exchange price per share, which is $1,000 divided by the then applicable exchange rate; (2) during the five business day period after any ten consecutive trading day period in which the trading price per Note for each day of the ten trading day period was less than 95% of the product of the closing sale price of Nabors’ Common Shares and the exchange rate of the Note; and (3) upon the occurrence of specified corporate transactions set forth in the Indenture. Upon exchange, a holder will receive an amount in cash equal to the lesser of (i) the principal amount of the Note or (ii) the exchange value, determined in the manner set forth in the Indenture. If the exchange value exceeds the principal amount of the Note on the exchange date, Nabors will also deliver Common Shares for the exchange value in excess of $1,000.
The Notes will bear interest at a rate of 0.94% per year payable semiannually in arrears in cash on May 15 and November 15 of each year, beginning on November 15, 2006. The Notes will mature on May 15, 2011.
The holders of the Notes who exchange their Notes in connection with a change in control, as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the exchange rate. Additionally, in the event of a change in control, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.
The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsubordinated indebtedness. The Notes will rank senior in right of payment to all of the Company’s existing and future senior subordinated and subordinated indebtedness. Nabors’ guarantee of the Notes will be unsecured and will rank equal in right of payment to all of Nabors’ unsecured and unsubordinated indebtedness from time to time outstanding.
In connection with the sale of the Notes, Nabors and the Company entered into a registration rights agreement, dated as of May 23, 2006, with the Initial Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company and Nabors have agreed to (i) use their reasonable best efforts to file a shelf registration statement with respect to the resale of the Notes and Nabors’ Common Shares issuable upon exchange of the Notes within 90 days after the closing of the offering of the Notes and (ii) use their reasonable best efforts to cause to become effective within 180 days after the closing of the offering of the Notes, a shelf registration statement with respect to the resale of the Notes and Nabors’ Common Shares issuable upon exchange of the Notes. The Company and Nabors will use their reasonable best efforts to keep the shelf registration statement effective until the earlier of (i) the sale or transfer pursuant to a shelf registration statement of all of the Notes and Nabors’ Common Shares issuable upon exchange of the Notes, and (ii) the sale in compliance with Rule 144 or all the Notes or Nabors’ Common Shares or (except with respect to affiliates of the Company or Nabors within the meaning of the Securities Act) are eligible for sale in compliance with Rule 144(k) under the Securities Act. The Company and Nabors will be required to pay liquidated damages, subject to some limitations, to the holders of the Notes if the Company and Nabors fail to comply with their obligations to register the Notes and Nabors’ Common Shares issuable upon exchange of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3, is incorporated herein by reference, and is hereby filed; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.
In connection with the sale of the Notes, the Company entered into exchangeable note hedge transactions with respect to Nabors’ Common Shares (the “Purchased Call Options”) with Citibank, N.A. and Bear, Stearns International Inc. (the “Dealers”). The Purchased Call Options will cover, subject to customary anti-dilution adjustments, the net shares of Nabors’ Common Shares that would be deliverable to exchanging noteholders in the event of an exchange of the Notes. The Company paid an aggregate amount of approximately $530 million of the proceeds from the sale of the Notes for the Purchased Call Options.
Nabors also entered into separate warrant transactions whereby Nabors has sold to the Dealers warrants to acquire, subject to customary anti-dilution adjustments, approximately 54.6 million of Nabors’ Common Shares (the “Sold Warrants”) at a strike price of $54.64 per share of Nabors’ Common Shares. On exercise of the warrants, the Company has the option to deliver cash or Nabors’ Common Shares equal to the difference between the then market price and strike price. All of the Sold Warrants will be exercisable and will expire on August 15, 2011. Nabors received aggregate proceeds of approximately $383 million from the sale of the Sold Warrants.
The Purchased Call Options and Sold Warrants are separate contracts entered into by each of the Company and Nabors with Citibank, N.A. and Bear, Stearns International Inc., are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. The Purchased Call Options are expected to offset the potential dilution upon exchange of the Notes in the event that the market value per share of Nabors’ Common Shares at the time of exercise is greater than the strike price of the Purchased Call Options, which corresponds to the initial exchange price of the Notes and is simultaneously subject to certain customary adjustments.
If the market value per share of Nabors’ Common Shares at the time of exchange of the Notes is above the strike price of the Purchased Call Options, the Purchased Call Options entitle Nabors to receive from the Dealers net shares of Nabors’ Common Shares (and cash for any fractional share cash amount), based on the excess of the then current market price of Nabors’ Common Shares over the strike price of the Purchased Call Options. Additionally, if the market price of Nabors’ Common Shares at the time of exercise of the Sold Warrants exceeds the strike price of the Sold Warrants, Nabors will owe the Dealers net shares of Nabors’ Common Shares or cash, not offset by the Purchased Call Options, in an amount based on the excess of the then current market price of Nabors’ Common Shares over the strike price of the Sold Warrants.
These transactions will effectively increase the exchange price of the Notes to $54.64 per share of Nabors’ Common Shares, from the perspective of Nabors, representing a 55% premium based on the last reported bid price of $35.25 per share on May 17, 2006.

The Sold Warrants and the underlying Common Shares issuable upon exercise of the Sold Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
In connection with these transactions, Nabors and its affiliates paid approximately $1 billion to purchase approximately 25.5 million Nabors’ Common Shares.
Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On May 23, 2006, Nabors issued $2.5 billion aggregate principal amount of Notes. Nabors offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.
The Notes will bear interest at a rate of 0.94% per year, payable semiannually in arrears in cash on May 15 and November 15 of each year, beginning on November 15, 2006. The Notes will mature on May 15, 2011.
The holders of the Notes who exchange their Notes in connection with a change in control as defined in the applicable Indenture, may be entitled to a make-whole premium in the form of an increase in the exchange rate. Additionally, in the event of a change in control, the holders of the Notes may require Nabors to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.
The Notes and the underlying Common Shares issuable upon exchange of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.
Section 3 — Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
On May 23, 2006, Nabors agreed to sell $2.5 billion aggregate principal amount of the Notes to Citigroup Global Markets Inc. and Lehman Brothers Inc. in a private placement pursuant to exemptions from the registration requirements of the Securities Act. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by Nabors, were approximately $2.474 billion. The Initial Purchasers received an aggregate commission of $25 million in connection with the offering of the Notes.
Nabors offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Nabors relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes and the underlying Common Shares issuable upon exchange of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
On May 23, 2006, pursuant to the Sold Warrants, Nabors agreed to sell warrants to acquire, subject to customary anti-dilution adjustments, approximately 54.6 million shares of Nabors’ Common Shares at a strike price of $54.64 per share of Nabors’ Common Shares in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. Nabors received aggregate proceeds of approximately $383 million from the sale of the Sold Warrants.
Additional information pertaining to the Notes and the Sold Warrants is contained in Item 1.01 and is incorporated herein by reference.
Neither the Sold Warrants nor the underlying Common Shares issuable upon exchange of the Sold Warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Document Description

4.1	Purchase Agreement, dated May 18, 2006, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc. and Lehman Brothers Inc.

4.2	Indenture related to the Senior Exchangeable Notes, due 2011, dated as of May 23, 2006, among Nabors Industries, Inc., Nabors Industries Ltd. and Wells Fargo Bank, National Association, as trustee (including form of 0.94% Senior Exchangeable Note due 2011).

4.3	Registration Rights Agreement, dated as of May 23, 2006, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc. and Lehman Brothers Inc.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 23, 2006	Nabors Industries, Inc.
/s/ Daniel McLachlin
Daniel McLachlin
Vice President — Administration and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Purchase Agreement, dated May 18, 2006, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc. and Lehman Brothers Inc.

4.2	Indenture related to the Senior Exchangeable Notes, due 2011, dated as of May 23, 2006, among Nabors Industries, Inc., Nabors Industries Ltd. and Wells Fargo Bank, National Association, as trustee (including form of 0.94% Senior Exchangeable Note due 2011).

4.3	Registration Rights Agreement, dated as of May 23, 2006, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc. and Lehman Brothers Inc.